Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
First Quarter Revenue Totaled $130.9 Million, Representing Year-over-Year Growth of 11%
First Quarter GAAP Net Loss of $14.1 Million and GAAP EPS of ($0.13); First Quarter Non-GAAP Adjusted Net Income1 of $5.8 Million and Non-GAAP Adjusted EPS1 of $0.05
First Quarter Non-GAAP Adjusted EBITDA2 Totaled $25.1 Million, Representing Year-over-Year Growth of 73%
Austin, TX – August 5, 2025 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2025.
Recent Financial Highlights:
•Fiscal first quarter of 2026 revenue totaled $130.9 million, representing an increase of 11% year-over-year as compared to the fiscal first quarter of 2025.
•GAAP net loss for the fiscal first quarter of 2026 was $14.1 million, or ($0.13) per share, as compared to GAAP net loss for the fiscal first quarter of 2025 of $25.2 million, or ($0.25) per share. Non-GAAP adjusted net income1 for the fiscal first quarter of 2026 was $5.8 million, or $0.05 per share, as compared to Non-GAAP adjusted net income1 of $7.3 million, or $0.07 per share, in the fiscal first quarter of 2025.
•Non-GAAP adjusted EBITDA2 for the fiscal first quarter of 2026 was $25.1 million, representing an increase of 73% year-over-year as compared to Non-GAAP adjusted EBITDA2 of $14.5 million in the fiscal first quarter of 2025.

“I was pleased to see our business momentum continue to accelerate in the first quarter,” said Bill Stone, CEO. “Double-digit revenue growth year-over-year and a corresponding 73% increase in EBITDA during the quarter enable us to confidently raise our outlook for the fiscal year. Strong demand for our Ignite platform, modestly improved device sales, and solid execution across the organization are the key drivers for the improved results. Looking forward, we continue to be excited about our ability to leverage our unique first-party datasets to drive greater performance across our AI/ML platform, the favorable macro set-up for alternative apps distribution, and our focused investment in helping brands to effectively utilize our platform footprint of more than two billion devices worldwide. We believe these will be primary catalysts of future growth.”

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

Fiscal 2026 First Quarter Financial Results
Total revenue for the first quarter of fiscal 2026 was $130.9 million, representing year-over-year growth of 11% as compared to revenue of $118.0 million for the first quarter of fiscal 2025. Total On Device Solutions revenue before intercompany eliminations was $95.4 million. Total App Growth Platform revenue before intercompany eliminations was $36.3 million.
GAAP net loss for the first quarter of fiscal 2026 was $14.1 million, or ($0.13) per share, as compared to GAAP net loss for the first quarter of fiscal 2025 of $25.2 million, or ($0.25) per share.
Non-GAAP adjusted net income1 for the first quarter of fiscal 2026 was $5.8 million, or $0.05 per share, as compared to Non-GAAP adjusted net income1 of $7.3 million, or $0.07 per share, in the first quarter of fiscal 2025.
Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2026 was $25.1 million, representing year-over-year growth of 73% as compared to Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2025 of $14.5 million.

Business Outlook
Based on information available as of August 5, 2025, the Company is raising its expectations for fiscal year 2026 to the following:
•Revenue of between $525 million and $535 million
•Non-GAAP adjusted EBITDA2 of between $90 million and $95 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 4:30p.m. ET to discuss its fiscal 2026 first quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/wrpK896gPlb. The call can also be

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 6968884. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.

For those unable to join the live call, a playback will be available through August 12th, 2025. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 2487796.

An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent considerations, contract settlement fees, impairment of goodwill, and tax adjustments. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent considerations, impairment of goodwill, and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, impairment of goodwill and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

•Our transformation activities and reduction in force may not adequately reduce our operating costs or improve our operating margins or cash flows, may lead to additional workforce attrition and may cause operational disruptions.
•We have a history of net losses.
•We have a limited operating history for our current portfolio of assets.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm our business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, inflation, global supply chain, and tariffs.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Limitations may negatively affect our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended June 30,
	2025	2024
Net revenue	$130,926	$117,989
Costs of revenue and operating expenses
Revenue share	58,138	55,809
Other direct costs of revenue	10,804	7,790
Product development	10,147	10,714
Sales and marketing	13,589	16,247
General and administrative	42,909	43,517
Total costs of revenue and operating expenses	135,587	134,077
Loss from operations	(4,661)	(16,088)
Interest and other income (expense), net
Interest expense, net	(9,954)	(8,250)
Foreign exchange transaction gain (loss)	(914)	818
Other income (expense), net	(668)	114
Total interest and other expense, net	(11,536)	(7,318)
Loss before income taxes	(16,197)	(23,406)
Income tax provision (benefit)	(2,093)	1,750
Net loss	(14,104)	(25,156)
Other comprehensive income (loss)
Foreign currency translation gain (loss)	4,200	(1,213)
Comprehensive loss	(9,904)	(26,369)
Net loss per common share
Basic	$(0.13)	$(0.25)
Diluted	$(0.13)	$(0.25)
Weighted-average common shares outstanding
Basic	106,627	102,396
Diluted	106,627	102,396

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	June 30, 2025	March 31, 2025
	(Unaudited)
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$34,132	$40,084
Accounts receivable, net	203,869	181,770
Prepaid expenses	6,423	6,923
Value-added tax receivable	9,227	8,291
Other current assets	6,582	5,711
Total current assets	260,233	242,779
Property and equipment, net	44,697	46,966
Right-of-use assets	9,618	9,924
Intangible assets, net	246,344	257,697
Goodwill	223,936	221,741
Other non-current assets	33,528	33,747
TOTAL ASSETS	$818,356	$812,854

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$113,346	$139,944
Accrued revenue share	79,892	35,264
Accrued compensation	9,783	7,503
Acquisition purchase price liabilities	1,163	1,697
Other current liabilities	33,526	38,118
Total current liabilities	237,710	222,526
Long-term debt, net of debt issuance costs	400,503	408,687
Deferred tax liabilities, net	17,416	16,308
Other non-current liabilities	10,433	11,375
Total liabilities	666,062	658,896
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 108,670,952 issued and 107,912,827 outstanding at June 30, 2025; 106,735,767 issued and 105,977,642 outstanding at March 31, 2025	10	10
Additional paid-in capital	900,905	892,665
Treasury stock (758,125 shares at June 30, 2025 and March 31, 2025)	(71)	(71)
Accumulated other comprehensive loss	(47,104)	(51,304)
Accumulated deficit	(701,546)	(687,442)
Total stockholders’ equity	152,294	153,958
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$818,356	$812,854

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended June 30,
	2025	2024
Cash flows from operating activities:
Net (loss) income	$(14,104)	$(25,156)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	23,337	20,819
Non-cash interest expense	1,154	301
Allowance for credit losses	788	214
Stock-based compensation expense	6,267	8,168
Noncash lease expense	790	742
Foreign exchange transaction loss (gain)	914	(818)
(Increase) decrease in assets:
Accounts receivable, gross	(22,917)	(5,116)
Prepaid expenses	595	813
Value-added tax receivable	(368)	(1,772)
Other current assets	(727)	372
Right-of-use asset	(141)	(321)
Other non-current assets	291	514
Increase (decrease) in liabilities:
Accounts payable	(26,939)	9,058
Accrued revenue share	44,493	(7,556)
Accrued compensation	2,112	(299)
Other current liabilities	(6,276)	619
Deferred income taxes	797	(2,074)
Other non-current liabilities	(1,278)	140
Net cash provided by (used in) operating activities	8,788	(1,352)
Cash flows from investing activities
Capital expenditures	(7,616)	(5,931)
Net cash used in investing activities	(7,616)	(5,931)
Cash flows from financing activities
Proceeds from borrowings	—	17,000
Payment of debt issuance costs	(9,298)	—
Payment of deferred business acquisition consideration	(534)	—
Repayment of debt obligations	(40)	(7,000)
Payment of withholding taxes for net share settlement of equity awards	(144)	(48)
Options exercised	1,560	14
Net cash provided by (used in) financing activities	(8,456)	9,966
Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,332	(559)
Net change in cash and cash equivalents and restricted cash	(5,952)	2,124
Cash and cash equivalents and restricted cash, beginning of period	40,084	33,605
Cash and cash equivalents and restricted cash, end of period	$34,132	$35,729

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended June 30,
	2025	2024	% Change
On Device Solutions	$95,448	$80,650	18%
App Growth Platform	36,292	38,392	(5)%
Elimination	(814)	(1,053)	(23)%
Consolidated	$130,926	$117,989	11%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended June 30,
	2025	2024
Net revenue	$130,926	$117,989
(Loss) income from operations	(4,661)	(16,088)
Add-back items:
Product development	10,147	10,714
Sales and marketing	13,589	16,247
General and administrative	42,909	43,517
Depreciation of software included in other direct costs of revenue	—	134
Non-GAAP gross profit	$61,984	$54,524
Non-GAAP gross profit percentage	47%	46%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended June 30,
	2025	2024
Net (loss) income	$(14,104)	(25,156)
Add-back items:
Stock-based compensation expense	6,267	8,168
Amortization of intangibles	13,451	15,204
Tax adjustment (1)	—	7,501
Business transformation costs	31	1,072
Severance costs	164	557
Non-GAAP adjusted net income	$5,809	$7,346
Non-GAAP adjusted net income per common share	$0.05	$0.07
Weighted-average common shares outstanding, diluted	109,989	103,143

(1) Valuation allowance

Digital Turbine Reports Fiscal 2026 First Quarter Financial Results
August 5, 2025

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended June 30,
	2025	2024
Net (loss) income	$(14,104)	$(25,156)
Add-back items:
Stock-based compensation expense	6,267	8,168
Depreciation and amortization	23,337	20,819
Interest expense, net	9,954	8,250
Other income (expense), net	668	(114)
Business transformation costs	31	1,072
Foreign exchange transaction (gain) loss	914	(818)
Income tax provision (benefit)	(2,093)	1,750
Severance costs	164	557
Non-GAAP adjusted EBITDA	$25,138	$14,528

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended June 30,
	2025	2024
Net cash provided by (used in) operating activities	$8,788	$(1,352)
Capital expenditures	(7,616)	(5,931)
Severance costs	164	557
Business transformation costs	31	1,072
Non-GAAP free cash flow provided (used) by operations	$1,367	$(5,654)